UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2013

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-24557	54-1874630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment No. 1 to the Current Report on Form 8-K by Cardinal Financial Corporation (the “Registrant”) that was originally filed with the Securities and Exchange Commission (“SEC”) on November 13, 2013 (the “Original 8-K”) is being filed solely to correct an error in the presentation of the Registrant’s loan portfolio mix on slide 15 of the Investor Presentation attached as Exhibit 99.1 to the Original 8-K.  For convenience, the entire Investor Presentation has been re-filed as Exhibit 99.1 to this Current Report on Form 8-K/A.  In all other respects, the Original 8-K remains the same.

Item 7.01                                           Regulation FD Disclosure

The Registrant reported that on November 13-14, 2013 it is attending the Sandler O’Neill + Partners East Coast Financial Services Conference at the Ritz-Carlton Beach Resort in Naples, Florida. A copy of the investor presentation materials are being furnished as an exhibit to this report and are incorporated by reference into this Item 7.01.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                           Exhibits.  The following exhibit is being furnished pursuant to Item 7.01 above.

Exhibit No.	Description

99.1	Investor Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: November 20, 2013	By:	/s/Mark A. Wendel
Mark A. Wendel
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation Materials